UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________________
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
October 29, 2025

CRESTLINE LENDING SOLUTIONS, LLC
(Exact name of registrant as specified in its charter)

Delaware	000-56777	99-3640580
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
201 Main Street, Suite 2100
Fort Worth, Texas 76102
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (817) 339-7600
Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934. Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.
On October 28, 2025, Crestline Lending Solutions, LLC (the “Company”) issued a press release pertaining to the launch of the Company’s operations. The text of the press release is included as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information set forth under this Item 8.01, including the information set forth in Exhibit 99.1 hereto, is being “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise. The information set forth under this Item 8.01, including Exhibit 99.1, shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as otherwise expressly stated in any such filing. This Current Report on Form 8-K is not a solicitation for purchase of or an offer to sell the Company's securities.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits:

Exhibit Number	Description

99.1	Press Release, dated October 28, 2025

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 29, 2025	CRESTLINE LENDING SOLUTIONS, LLC

	By:	/s/ Chris Semple
Chris Semple Chief Executive Officer